SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 23, 2003

Date of Report (Date of earliest event reported)

POORE BROTHERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 South La Cometa Drive

Goodyear, Arizona 85338

(Address of principal executive offices) (zip code)

(623) 932-6200

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)          Exhibits

99.1                           Press Release of Poore Brothers, Inc., dated October 23, 2003.

Item 9.  Regulation FD Disclosure

The information included in this section is intended to be included in “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On Thursday, October 23, 2003, the Registrant issued a press release (attached hereto as Exhibit 99.1 and which is incorporated by reference herein) announcing its third quarter earnings for the fiscal quarter ended September 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2003	POORE BROTHERS, INC.

	By:	/s/ Thomas W. Freeze
Thomas W. Freeze
Senior Vice President &
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 23, 2003